                                                                    Exhibit 21.1

                              LIST OF SUBSIDIARIES

Legal Entity                                                   State of Organization       Fictitious Name
------------                                                   ---------------------       ---------------
7 Rod Real Estate North, a Limited Liability Company                      WY
7 Rod Real Estate South, a Limited Liability Company                      WY
A&R Insurance Enterprises, Inc.                                           FL
Abraham Chevrolet-Miami, Inc.                                             DE                Maroone Chevrolet of Miami
                                                                                            Maroone Collision Repair Center
Abraham Chevrolet-Tampa, Inc.                                             DE                AutoWay Chevrolet - Tampa
ACER Fiduciary, Inc.                                                      DE
Airport Dodge, Inc.                                                       FL
Al Maroone Ford, LLC                                                      DE                Al Maroone Ford
Albert Berry Motors, Inc.                                                 TX
Allied 2000 Collision Center, Inc.                                        TX
Allison Bavarian                                                          CA                Allison BMW
All-State Rent A Car, Inc.                                                NV
American Way Motors, Inc.                                                 TN                Courtesy Honda (Atlanta)
America's Car Stop                                                        CA
AN/CF Acquisition Corp.                                                   DE                Courtesy Ford
AN/FGJE Acquisition Corp.                                                 DE                Mike Shad Chrysler Jeep at
                                                                                            Southpoint
AN/FMK Acquisition Corp.                                                  DE                Autowest Kia; Autowest Mitsubishi
AN/MF Acquisition Corp.                                                   DE                Joe Madden Ford
AN/MNI Acquisition Corp.                                                  DE                Dobbs Nissan
AN/PF Acquisition Corp.                                                   DE                Prestige Ford
AN/STD Acquisition Corp.                                                  DE                Team Dodge of Stone Mountain
Anderson Chevrolet                                                        CA                Anderson Chevrolet - Menlo Park
Anderson Chevrolet - Los Gatos, Inc.                                      CA                Anderson Chevrolet - Los Gatos
Anderson Cupertino, Inc.                                                  CA                Anderson Chevrolet
                                                                                            Chrysler-Plymouth - Cupertino

Anderson Dealership Group                                                 CA
ANFS Texas Insurance Services Corp.                                       TX
Anything on Wheels, Ltd.                                                  FL
Appleway Chevrolet, Inc.                                                  WA                Appleway Chevrolet
                                                                                            Appleway Mazda-Subaru-VW-Audi
                                                                                            Appleway Mitsubishi
                                                                                            Appleway Toyota

Atrium Restaurants, Inc.                                                  FL
Auto Ad Agency, Inc.                                                      MD
Auto Advertising Services, Inc.                                           DE
Auto By Internet, Inc.                                                    FL
Auto Car, Inc.                                                            CA                Autowest Honda-Roseville
Auto Holding Corp.                                                        DE
Auto Mission Ltd.                                                         CA                Hayward Toyota
Auto West, Inc.                                                           CA                Autowest Dodge Chrysler-Plymouth
                                                                                            Isuzu

AutoNation Benefits Company, Inc.                                         FL
AutoNation Cayman Insurance Company, Ltd.                           Cayman Islands
AutoNation Chrysler Plymouth GP, Inc.                                     DE
AutoNation Chrysler Plymouth Jeep of North Houston, L.P.                  TX                AutoNation Chrysler-Plymouth-Jeep
AutoNation Chrysler Plymouth LP, Inc.                                     DE
AutoNation Corporate Management, LLC                                      DE
AutoNation Denver Management, Inc.                                        CO
AutoNation Dodge of Pembroke Pines, Inc.                                  DE                Maroone Dodge of Pembroke Pines
AutoNation Dodge of San Antonio, L.P.                                     TX                AutoNation Dodge
AutoNation Dodge of San Antonio-GP, Inc.                                  DE
AutoNation Dodge of San Antonio-LP, Inc.                                  DE
AutoNation DS Investments, Inc.                                           TX
AutoNation Enterprises Incorporated                                       FL

Legal Entity                                                   State of Organization       Fictitious Name
------------                                                   ---------------------       ---------------
AutoNation Financial Services Corp.                                       DE
AutoNation Floor Plan Funding Corp.                                       DE
AutoNation Fort Worth Motors, Ltd.                                        TX                Hudiburg Chevrolet
AutoNation GM GP, LLC                                                     DE
AutoNation GM LP, LLC                                                     DE
AutoNation Holding Corp.                                                  DE
AutoNation Imports Northwest, Inc.                                        DE                Town & Country Nissan
AutoNation Imports of Arapahoe, Inc.                                      DE                John Elway Hyundai South
AutoNation Imports of Lithia Springs, Inc.                                DE                Team Toyota
AutoNation Imports of Longwood, Inc.                                      DE                Courtesy Honda
AutoNation Imports of Palm Beach, Inc.                                    DE                Lexus of Palm Beach
AutoNation Imports of Winter Park, Inc.                                   DE                Courtesy Toyota
AutoNation Insurance Company, Inc.                                        VT
AutoNation LM Holding Corporation                                         DE
AutoNation Motors Holding Corp.                                           DE
AutoNation Motors of Lithia Springs, Inc.                                 DE                Team Mitsubishi
AutoNation Park Association, Inc.                                         FL
AutoNation Realty Corporation                                             DE
AutoNation Receivables Corporation                                        DE
AutoNation Receivables Funding Corp.                                      DE
AutoNation USA Corporation                                                FL
AutoNation USA of Perrine, Inc.                                           DE                Maroone Nissan of Kendall
AutoNation USA of Virginia Beach, LLC                                     DE
AutoNationDirect.com, Inc.                                                DE
Bankston Auto, Inc.                                                       TX
Bankston Chrysler Jeep of Frisco, LP                                      TX                Bankston Chrysler Jeep of Firsco
Bankston CJ GP, Inc.                                                      DE
Bankston CJ LP, Inc.                                                      DE
Bankston Ford of Frisco, Ltd. Co.                                         TX                Bankston Ford of Frisco
Bankston Nissan in Irving, Inc.                                           TX                Bankston Nissan-Irving
Bankston Nissan Lewisville, Inc.                                          DE                Bankston Nissan Lewisville
Bargain Rent-A-Car                                                        CA                Lexus of Cerritos
Batfish Auto, LLC                                                         CO
Batfish, LLC                                                              CO
BBCSS, Inc.                                                               AZ
Beach City Chevrolet Company, Inc.                                        CA                Beach City Chevrolet
Beacon Motors, Inc.                                                       FL                Maroone  of West Dade
Bell Dodge, LLC                                                           DE                Lou Grubb Dodge
Bengal Motor Company, Ltd.                                                FL                Maroone Honda of Miami
Bengal Motors, Inc.                                                       FL
Bill Ayares Chevrolet, Inc.                                               MD                Fox Chevrolet of Laurel
Bill Wallace Enterprises, Inc.                                            FL
Bledsoe Dodge, LLC                                                        DE                AutoNation Dodge Grand Prairie
                                                                                            Bledsoe Dodge (Dallas)
                                                                                            Bledsoe Dodge (Marvin)
Bob Townsend Ford, Inc.                                                   DE                Bob Townsend Ford
Body Shop Holding Corp.                                                   DE
BOSC Automotive Realty, Inc.                                              DE
Brown & Brown Chevrolet - Superstition Springs, LLC                       AZ                Brown & Brown Chevrolet
                                                                                            Superstition Springs

Brown & Brown Chevrolet, Inc.                                             AZ                Brown & Brown Chevrolet
Brown & Brown Nissan Mesa, LLC                                            AZ                Brown & Brown Nissan Mesa
Brown & Brown Nissan, Inc.                                                AZ                Brown & Brown Nissan
B-S-P Automotive, Inc.                                                    TX
Buick Mart Limited Partnership                                            GA
Buick Mart, Inc.                                                          CA
Bull Motors, LLC                                                          DE                Maroone Ford of Miami
C. Garrett, Inc.                                                          CO
Carlisle Motors, LLC                                                      DE                AutoWay Ford - St. Petersburg
                                                                                            AutoWay Lincoln-Mercury - Clearwater

Legal Entity                                                   State of Organization       Fictitious Name
------------                                                   ---------------------       ---------------
Carwell, LLC                                                              DE                Land Rover South Bay
                                                                                            Mercedes Benz of South Bay
C-Car Auto Wholesalers, Inc.                                              OK
Central Motor Company, Ltd                                                FL
Central Motors, Inc.                                                      FL
Cerritos Body Works, Inc.                                                 CA                Irvine Auto Body
                                                                                            Volvo Irvine
Cerritos Imports, Inc.                                                    DE                Volvo Cerritos
Champion Chevrolet, LLC                                                   DE                Champion Chevrolet, Oldsmobile
Champion Ford, Inc.                                                       TX                Champion Ford
Champion Planning, Inc.                                                   TX
Charlie Hillard, Inc.                                                     TX                Charlie Hillard Ford, Mazda, Buick
Charlie Thomas Auto Sales, Inc.                                           TX
Charlie Thomas Chevrolet, Inc.                                            TX                Charlie Thomas Chevrolet/Mitsubishi
Charlie Thomas Chrysler-Plymouth, Inc.                                    TX                Charlie Thomas Chrysler Plymouth
                                                                                            Jeep Isuzu Hyundai
Charlie Thomas' Courtesy Ford, Inc.                                       TX                Padre Ford/Mazda
Charlie Thomas Courtesy Leasing, Inc.                                     TX
Charlie Thomas Ford, Inc.                                                 TX                Charlie Thomas Ford
Chesrown Auto, LLC                                                        DE                John Elway Ford Boulder
Chesrown Chevrolet, LLC                                                   DE                John Elway Chevrolet
Chesrown Collision Center, Inc.                                           CO                AutoNation Collision Repair Center
Chesrown Ford, Inc.                                                       CO                John Elway Ford West
Chevrolet World, Inc.                                                     FL                Courtesy Chevrolet at the Airport
Chuck Clancy Ford of Marietta, Inc.                                       GA                Team Collision of Marietta
                                                                                            Team Ford of Marietta
Cleburne Motor Company, Inc.                                              TX                Cleburne Ford
Coastal Cadillac, Inc.                                                    FL                Coastal Cadillac
Colonial Imports, Inc.                                                    FL
Consumer Car Care Corporation                                             TN
Contemporary Cars, Inc.                                                   FL                Mercedes-Benz of Orlando
                                                                                            Porsche of North Orlando
Cook-Whitehead Ford, Inc.                                                 FL                Cook-Whitehead Ford
Cook-Whitehead Ford, LLC                                                  DE
Corporate Properties Holding, Inc.                                        DE
Costa Mesa Cars, Inc.                                                     CA                Costa Mesa Honda
Courtesy Auto Group, Inc.                                                 FL                Courtesy Buick
                                                                                            Courtesy Pontiac-GMC
Courtesy Wholesale Corporation                                            FL
Covington Pike Motors, Inc.                                               TN                Dobbs Honda on Covington Pike
Credit Management Acceptance Corporation                                  FL
Cross-Continent Auto Retailers, Inc.                                      DE
CT Intercontinental, Inc.                                                 TX                BMW of Houston North
CT Motors, Inc.                                                           TX                Charlie Thomas Acura
D/L Motor Company                                                         FL                AutoWay Honda
D/L Motor-HO, Inc.                                                        FL
Deal Dodge of Des Plaines, Inc.                                           IL                Dodge World of Des Plaines
Dealership Accounting Services, Inc.                                      FL
Dealership Properties, Inc.                                               NV
Dealership Realty Corporation                                             TX
Desert Buick-GMC Management Group, Inc.                                   NV
Desert Buick-GMC Trucks, LLC                                              DE                Desert Buick GMC Trucks
Desert Chrysler-Plymouth, Inc.                                            DE                Desert Chrysler
Desert Dodge, Inc.                                                        NV                Desert Dodge
Desert GMC, LLC                                                           DE                Desert Pontiac GMC Buick
Desert GMC-East, Inc.                                                     NV
Desert Lincoln-Mercury, Inc.                                              NV                Desert Lincoln-Mercury
Dobbs Brothers Buick-Pontiac, Inc.                                        TN                Dobbs Mazda
                                                                                            Dobbs Mitsubishi
                                                                                            Dobbs Pontiac-GMC


Legal Entity                                                   State of Organization       Fictitious Name
------------                                                   ---------------------       ---------------
Dobbs Ford of Memphis, Inc.                                               DE                Dobbs Ford at Wolfchase
Dobbs Ford, Inc.                                                          FL                Dobbs Ford
Dobbs Mobile Bay, Inc.                                                    AL                Treadwell Ford
Dobbs Motors of Arizona, Inc.                                             AZ                Dobbs Honda
Dodge of Bellevue, Inc.                                                   DE                Dodge of Bellevue
Don Mealey Chevrolet, Inc.                                                FL                Courtesy Chevrolet
Don Mealey Imports, Inc.                                                  FL                Don Mealey Acura
Don Mealey Oldsmobile, Inc.                                               FL
Don-A-Vee Jeep Eagle, Inc.                                                CA                Don-A-Vee Chrysler, Jeep, Isuzu,
                                                                                            Suzuki of Placentia
                                                                                            Don-A-Vee Jeep, Suzuki
Downers Grove Dodge, Inc.                                                 DE                Downers Grove Dodge
Driver's Mart Worldwide, Inc.                                             VA
Eastgate Ford, Inc.                                                       OH                Eastgate Ford
Ed Mullinax Ford, Inc.                                                    DE                Ed Mullinax Ford
Ed Mullinax, Inc.                                                         DE
Edgren Motor Company, Inc.                                                CA                Autowest Honda-Fremont
El Monte Imports, Inc.                                                    DE                Nissan of El Monte
El Monte Motors, Inc.                                                     DE                Chevrolet of El Monte
Elmhurst Auto Mall, Inc.                                                  IL                Elmhurst Kia
Elmhurst Dodge, Inc.                                                      IL                Elmhurst Dodge
Emich Chrysler Plymouth, LLC                                              DE                John Elway Chrysler-Plymouth Jeep
                                                                                            on Broadway
Emich Dodge, LLC                                                          DE                John Elway Dodge on Arapahoe Road
Emich Oldsmobile, LLC                                                     DE                John Elway Chrysler Jeep West
                                                                                            John Elway Lamborghini
                                                                                            John Elway Pontiac Buick GMC South
                                                                                            John Elway Pontiac Buick GMC West
                                                                                            John Elway Subaru South
Emich Subaru West, LLC                                                    DE                John Elway Subaru West
Empire Services Agency, Inc.                                              FL
Empire Warranty Corporation                                               FL
Empire Warranty Holding Company                                           FL
Financial Services, Inc.                                                  TX                AN Auto Auction
First Team Automotive Corp.                                               DE
First Team Cadillac-Oldsmobile, LLC                                       DE
First Team Ford of Manatee, Ltd.                                          FL                AutoWay Ford-Bradenton
First Team Ford, Ltd                                                      FL                Seminole Ford
First Team Imports, Ltd.                                                  FL
First Team Infiniti, Ltd.                                                 FL
First Team Jeep Eagle, Chrysler Plymouth, Ltd.                            FL                AutoNation Chrysler Plymouth Jeep
                                                                                            of Casselberry
First Team Management, Inc.                                               FL
First Team Premier, Ltd.                                                  FL
Fit Kit, Inc.                                                             CA                Lew Webb's Toyota of Buena Park
Florida Auto Corp.                                                        DE
Ford of Garden Grove Limited Partnership                                  GA
Ford of Kirkland, Inc.                                                    WA                Kirkland Ford
Fox Buick Isuzu, Inc.                                                     MD                Fox Buick-Isuzu-Pontiac-GMC
Fox Chevrolet, Inc.                                                       MD                Fox Chevrolet & The Chevrolet Auto
                                                                                            & Truck Discount Center
Fox Hyundai, Inc.                                                         MD                Fox Lincoln-Mercury/Fox Kia
Fox, Inc.                                                                 MD                Fox Mitsubishi
Fred Oakley Motors, Inc.                                                  DE                Fred Oakley Chrysler Plymouth &
                                                                                            AutoNation Dodge of Irving
Ft. Lauderdale Nissan, Inc.                                               FL                Maroone Nissan of Ft. Lauderdale
G.B. Import Sales & Service, LLC                                          DE                South Bay Volvo
Gene Evans Ford, LLC                                                      DE                Gene Evans Team Ford
George Sutherlin Nissan, Inc                                              GA                Team Nissan of Marietta
Golf Mill Ford, Inc.                                                      DE                Golf Mill Ford
Government Blvd. Motors, Inc.                                             AL                Treadwell Honda

Legal Entity                                                   State of Organization       Fictitious Name
------------                                                   ---------------------       ---------------
Gulf Management, Inc.                                                     FL                Lexus of Clearwater
                                                                                            Lexus of Tampa Bay

Hayward Dodge, Inc.                                                       DE                Hayward Dodge/Hyundai
Hillard Auto Group, Inc.                                                  TX
Hollywood Imports Limited, Inc.                                           FL                Maroone Honda of Hollywood
Hollywood Kia, Inc.                                                       FL                Maroone Kia
Horizon Chevrolet, Inc.                                                   OH                Horizon Chevrolet
House of Imports, Inc.                                                    CA                House of Imports (Mercedes)
Houston Auto Imports Greenway, Ltd.                                       TX                Mercedes Benz of Houston Greenway
Houston Auto Imports North, Ltd.                                          TX                Mercedes Benz of Houston North
Houston Imports Greenway-GP, Inc.                                         DE
Houston Imports Greenway-LP, Inc.                                         DE
Houston Imports North-GP, Inc.                                            DE
Houston Imports North-LP, Inc.                                            DE
H's Auto Body, Inc.                                                       DE                H's Auto Body, Inc.
Hub Motor Co.                                                             GA                Team Ford of Atlanta
Irvine Imports, Inc.                                                      CA                Lew Webb Irvine Toyota
Irvine Toyota/Nissan/Volvo Limited Partnership                            GA
Jemautco, Inc.                                                            OH
Jerry Gleason Chevrolet, Inc.                                             IL                Jerry Gleason Chevrolet
Jerry Gleason Dodge, Inc.                                                 IL                Jerry Gleason Dodge
Jim Quinlan Chevrolet Co.                                                 DE                AutoWay Chevrolet
Jim Quinlan, Ford Lincoln-Mercury, Inc.                                   FL                AutoWay Ford Lincoln-Mercury
Joe MacPherson Ford                                                       CA                Joe MacPherson Ford
Joe MacPherson Imports No.I                                               CA
Joe MacPherson Infiniti                                                   CA                Joe MacPherson Infiniti
Joe MacPherson Oldsmobile                                                 CA                Joe MacPherson Automotive
John M. Lance Ford, LLC                                                   DE                John Lance Ford
J-R Advertising Company                                                   CO
J-R Motors Company Central, LLC                                           CO                John Elway Ford Downtown
J-R Motors Company North                                                  CO                John Elway Honda
J-R Motors Company South                                                  CO                John Elway Toyota
JRJ Investments, Inc.                                                     NV                BMW of Las Vegas
                                                                                            Desert Audi

J-R-M Motors Company Northwest, LLC                                       CO                John Elway Nissan North
Kelnat Advertising, Ltd. Co.                                              FL
Kenyon Dodge, Inc.                                                        FL                AutoWay Dodge
King's Crown Ford, Inc.                                                   DE                Mike Shad Ford at the Avenues
Kirkland Pontiac-Buick-GMC, Inc.                                          WA
KLJ of Nevada, Inc.                                                       NV
L.P. Evans Motors WPB, Inc.                                               FL                Mercedes-Benz of Miami;
                                                                                            Smyth's Classic Paint & Body Shop

L.P. Evans Motors, Inc.                                                   FL                Maroone Nissan of Miami
Lance Children, Inc.                                                      OH
Les Marks Chevrolet, Inc.                                                 TX                Les Marks Chevrolet, Mazda
Lew Webb's Ford, Inc.                                                     CA                Ford of Garden Grove
Lew Webb's Irvine Nissan, Inc.                                            CA                Lew Webb's Irvine Nissan
Lexus of Cerritos Limited Partnership                                     GA
LGS Holding Company                                                       DE
Lou Grubb Chevrolet, LLC                                                  DE                Lou Grubb Chevrolet
Lou Grubb Chevrolet-Arrowhead, Inc.                                       DE                Lou Grubb Chevrolet-Arrowhead
Lou Grubb Ford, LLC                                                       DE                Lou Grubb Ford
Lovern, Inc.                                                              FL
M S & S Toyota, Inc.                                                      FL                Maroone Toyota
M.L.F. Insurance Agency                                                   OH
MacHoward Leasing                                                         CA                Joe MacPherson Chevrolet
MacPherson Enterprises, Inc.                                              CA
Magic Acquisition Corp.                                                   DE                Magic Ford
Manhattan Motors, Inc.                                                    CA

Legal Entity                                                   State of Organization       Fictitious Name
------------                                                   ---------------------       ---------------
Marks Family Dealerships, Inc.                                            TX
Marks Transport, Inc.                                                     TX                Jay Marks Toyota
Maroone Car and Truck Rental Company                                      FL
Maroone Chevrolet Ft. Lauderdale, Inc.                                    FL                Maroone Chevrolet of Fort Lauderdale
Maroone Chevrolet, LLC                                                    DE                Maroone Chevrolet of Pembroke Pines
Maroone Dodge Pompano, Inc.                                               FL
Maroone Dodge, LLC                                                        DE                Maroone Dodge of Miami
Maroone Ford, LLC                                                         DE                Maroone Ford of Ft. Lauderdale
Maroone Isuzu, LLC                                                        DE                Maroone Isuzu
Maroone Jeep Eagle, Inc.                                                  DE                Maroone Chrysler Jeep
Maroone Management Services, Inc                                          FL
Maroone Oldsmobile, LLC                                                   DE                Maroone Oldsmobile/Isuzu
Marshall Lincoln-Mercury, Inc.                                            CO
MC/RII, LLC                                                               OH
Mealey Holdings, Inc.                                                     FL
Mechanical Warranty Protection, Inc.                                      FL
Metro Chrysler Jeep, Inc.                                                 FL                Metro Chrysler Jeep
Midway Chevrolet, Inc.                                                    TX                Midway Chevrolet
Mike Hall Chevrolet, Inc.                                                 DE                Mike Hall Chevrolet
Mike Shad Chrysler Plymouth Jeep Eagle, Inc.                              FL                Mike Shad Chrysler Jeep at Cassat
Mike Shad Ford, Inc.                                                      FL                Mike Shad Ford of Orange Park
Miller-Sutherlin Automotive, LLC                                          DE                Miller-Sutherlin Chevrolet/
                                                                                            Pontiac/
                                                                                            Chrysler-Plymouth/Jeep-Eagle/Dodge

Mission Blvd. Motors, Inc.                                                CA                Hayward Nissan
Mr. Wheels, Inc.                                                          CA                Toyota of Cerritos
Mullinax East, Inc.                                                       DE                Mullinax Ford East
Mullinax Ford North Canton, Inc.                                          OH                Mullinax Ford North Canton
Mullinax Ford South, Inc.                                                 FL                Maroone Ford of Margate
Mullinax Insurance Agency                                                 OH
Mullinax Lincoln-Mercury, Inc.                                            DE                Mullinax Lincoln-Mercury
Mullinax Management, Inc.                                                 DE
Mullinax of Mayfield, Inc.                                                OH                Mullinax Jeep Eagle of Mayfield
                                                                                            Mullinax Lincoln-Mercury of Mayfield

Mullinax Used Cars, Inc.                                                  OH                Mullinax Used Cars
Naperville Imports, Inc.                                                  DE                Mercedes-Benz of Naperville
Newport Beach Cars, LLC                                                   DE                Newport Auto Center
                                                                                            Newport Beach Chevrolet
                                                                                            Newport Beach Rolls-Royce
                                                                                            Newport Beach Bentley
                                                                                            Newport Beach Audi
                                                                                            Newport Beach Porsche

Nichols Ford, Inc.                                                        TX                Nichols Ford
Nissan of Brandon, Inc.                                                   FL                Nissan of Brandon
Northpoint Chevrolet, Inc.                                                DE                Team Chevrolet at Northpoint
Northpoint Ford, Inc.                                                     DE                Team Ford at Northpoint
Northwest Financial Group, Inc.                                           WA                BMW of Bellevue
Ontario Dodge, Inc.                                                       CA                Ontario Dodge, Isuzu, Kia
Orange County Automotive Imports, LLC                                     DE
Payton-Wright Ford Sales, Inc.                                            TX                Payton-Wright Ford
Peyton Cramer Automotive                                                  CA                Acura of South Bay
Peyton Cramer Ford                                                        CA                Peyton Cramer Ford
Peyton Cramer Infiniti                                                    CA                Peyton Cramer Infiniti
Peyton Cramer Jaguar                                                      CA                Peyton Cramer Jaguar
Peyton Cramer Lincoln-Mercury                                             CA                Peyton Cramer Lincoln-Mercury
                                                                                            Peyton   Cramer Volkswagen

Pierce Automotive Corporation                                             AZ
Pierce, LLC                                                               DE                Tempe Toyota
Pitre Buick-Pontiac-GMC of Scottsdale, Inc.                               DE                Pitre Buick-Pontiac-GMC of
                                                                                            Scottsdale

Pitre Chrysler-Plymouth-Jeep of Scottsdale, Inc.                          DE                Pitre Chrysler-Plymouth-Jeep of
                                                                                            Scottsdale


Legal Entity                                                   State of Organization       Fictitious Name
------------                                                   ---------------------       ---------------
Pitre Chrysler-Plymouth-Jeep on Bell, Inc.                                DE                Pitre Chrysler-Plymouth-Jeep on Bell
Pitre Isuzu-Subaru-Hyundai of Scottsdale, Inc.                            DE                Pitre Isuzu Hyundai of Scottsdale
Pitre Kia of Scottsdale, Inc.                                             DE
Plains Chevrolet, Inc.                                                    TX                Plains Chevrolet
PMWQ, Inc.                                                                NV
PMWQ, Ltd.                                                                TX
Port City Imports, Inc.                                                   TX                Port City Imports
                                                                                            (Honda/Hyundai/Volvo)
Port City Imports-HO, Inc.                                                TX
Port City Pontiac-GMC Trucks, Inc.                                        TX                Champion Pontiac, GMC, Buick
Premier Auto Finance, L.P.                                                IL
Prime Auto Resources, Inc.                                                CA
Quality Nissan, Inc.                                                      TX                Quality Nissan
Quantum Premium Finance Corporation                                       FL
Quinlan Motors, Inc.                                                      FL                AutoWay Nissan of Clearwater
R. Coop Limited                                                           CO
R.L. Buscher II, Inc.                                                     CO
R.L. Buscher III, Inc.                                                    CO
Real Estate Holdings, Inc.                                                FL
Republic Anderson Investment Group, Inc.                                  CA
Republic DM Property Acquisition Corp.                                    DE
Republic Resources Company                                                DE
Republic Risk Management Services, Inc.                                   FL
Resources Aviation, Inc.                                                  FL
RI Merger Corp.                                                           CO
RI Shelf Corp.                                                            DE
RI/ASC Acquisition Corp.                                                  DE                AutoNation USA Service Center
RI/BB Acquisition Corp.                                                   DE                Doan's Auto Body
                                                                                            Insurance Collision Specialists
                                                                                            (5130 Orlando)

                                                                                            Insurance Collision Specialists
                                                                                            (6450 Orlando)

                                                                                            Insurance Collision Specialists
                                                                                            (9200 Orlando)

                                                                                            Insurance Collision Specialists
                                                                                            (Kissimmee)

                                                                                            Insurance Collision Specialists
                                                                                            (Oviedo)

                                                                                            Insurance Collision Specialists
                                                                                            (Winter Garden)

RI/BBNM Acquisition Corp                                                  AZ
RI/BRC Real Estate Corp.                                                  CA
RI/CC Acquisition Corp.                                                   DE
RI/DM Acquisition Corp.                                                   DE
RI/HGMC Acquisition Corp.                                                 DE                Champion GMC
RI/Hollywood Nissan Acquisition Corp.                                     DE                Maroone Nissan of Pembroke Pines
RI/LLC Acquisition Corp.                                                  CO                John Elway Nissan South

RI/LLC-2 Acquisition Corp.                                                CO
RI/PII Acquisition Corp.                                                  DE                Team Mitsubishi at Northpoint
RI/RMC Acquisition Corp                                                   DE                Champion Chevrolet
RI/RMP Acquisition Corp.                                                  DE                Champion Pontiac GMC, Buick
                                                                                            Champion Autoplex
                                                                                            Pontiac/GMC/Hyundai/Jeep

RI/RMT Acquisition Corp.                                                  DE                Champion Toyota
RI/SBC Acquisition Corp.                                                  DE                Seabreeze Collision Center (Newport
                                                                                            Beach)
                                                                                            Seabreeze Collision Center (Tustin)
RI/WFI Acquisition Corporation                                            DE                Woodfield Ford
RII Management Company                                                    DE
RIVT                                                                      DE
RIVT I LLC                                                                DE
RIVT I LP                                                                 DE
RIVT II LLC                                                               DE

Legal Entity                                                   State of Organization       Fictitious Name
------------                                                   ---------------------       ---------------
RIVT II LP                                                                DE
RIVT Management, Inc.                                                     DE
RIVT, Inc.                                                                DE
Rosecrans Holdings, LLC                                                   DE
Rosecrans Investments, LLC                                                DE
Roseville Motor Corporation                                               CA                Autowest Dodge Chrysler-Plymouth
                                                                                            Jeep

RRM Corporation, Inc.                                                     DE
RSHC, Inc.                                                                DE
Sahara Imports, Inc.                                                      NV                Desert Honda
Sahara Nissan, Inc.                                                       NV                Desert Nissan
Santa Ana Auto Center                                                     CA
Saul Chevrolet, Inc.                                                      CA                Corona Chevrolet
                                                                                            Corona Volkswagen

SCM Realty II, Inc.                                                       FL
SCM Realty, Inc.                                                          FL
Security Insurance Agency, Inc.                                           MD
Service Station Holding Corp.                                             DE
Seven Rod Life Insurance Company                                          AZ
SGSCP Limited Partnership                                                 FL
Shamrock Ford, Inc.                                                       CA                Shamrock Ford
Six Jays LLC                                                              CO
SMI Motors, Inc.                                                          CA                Costa Mesa Infiniti
                                                                                            Infiniti of Santa Monica

Smythe European, Inc.                                                     CA                Smythe European Mercedes Benz/Volvo
Southeast Lease Car, Inc.                                                 FL
Southtown Ford, Inc.                                                      TX                County Line Ford
Southwest Dodge, LLC                                                      DE                John Elway Dodge Southwest
Spitfire Properties, Inc.                                                 FL
Spokane Mitsubishi Dealers Advertising Association, Inc.                  WA
Star Motors, LLC                                                          DE                Mercedes-Benz of Fort Lauderdale
Steakley Chevrolet, Inc.                                                  TX                Steakley Chevrolet
Steeplechase Motor Company                                                TX
Steve Moore Chevrolet Delray, LLC                                         DE                Maroone Chevrolet of Delray
Steve Moore Chevrolet, LLC                                                DE                Maroone Chevrolet of Greenacres
Steve Moore, LLC                                                          DE
Steve Moore's Buy-Right Auto Center, Inc.                                 FL
Steve Rayman Pontiac-Buick-GMC-Truck, LLC                                 DE                Team Pontiac-Buick-GMC
Stevens Creek Motors, Inc.                                                CA                Stevens Creek Acura
Sunrise Nissan of Jacksonville, Inc.                                      FL                Sunrise Nissan of Jacksonville
Sunrise Nissan of Orange Park, Inc.                                       FL                Sunrise Nissan of Orange Park
Sunset Pontiac-GMC Truck South, Inc.                                      FL                AutoWay Pontiac-GMC South
Sunset Pontiac-GMC, Inc.                                                  MI                AutoWay Pontiac GMC-North
Superior Nissan, Inc.                                                     NC                Superior Nissan
Sutherlin Chrysler-Plymouth Jeep-Eagle, LLC                               DE                Team Chrysler Jeep
Sutherlin Imports, Inc.                                                   GA                Team Honda
Sutherlin Imports, LLC                                                    DE                AutoWay Toyota
Sutherlin Nissan of Town Center, Inc.                                     GA                Nissan Add Point
Sutherlin Nissan, LLC                                                     DE                Sutherlin Nissan of Lithia Springs
Tallahassee Automotive Group, Inc.                                        FL
Tallahassee Chrysler Plymouth, Inc.                                       FL
Tartan Advertising, Inc.                                                  CA
Tasha Incorporated                                                        CA
Taylor Jeep Eagle, LLC                                                    DE                Taylor Jeep Eagle/Taylor Chrysler
                                                                                            Jeep

Team Dodge, Inc.                                                          DE                Team Dodge of Union City
Tennco Life Insurance Company                                             AZ
Terry York Motor Cars, Ltd.                                               CA                Land Rover Encino
                                                                                            Valencia Honda

Texan Ford Sales, Inc.                                                    TX                Hilcher Ford and Texan Ford
Texan Ford, Inc.                                                          TX                Texan Ford

Legal Entity                                                   State of Organization       Fictitious Name
------------                                                   ---------------------       ---------------
Texan Lincoln-Mercury, Inc.                                               DE                Texan Lincoln-Mercury/Isuzu
T-Five, Inc.                                                              MI
The Consulting Source, Inc.                                               FL
The Pierce Corporation II, Inc.                                           AZ
Tinley Park A. Imports, Inc.                                              DE                Laurel Audi of Tinley Park
Tinley Park J. Imports, Inc.                                              DE                Laurel Jaguar of Tinley Park
Tinley Park V. Imports, Inc.                                              DE                Laurel Volvo of Tinley Park
Torrance Nissan, LLC                                                      DE                Torrance Nissan
Total Care, Inc.                                                          CO
Tousley Ford, Inc.                                                        MN                Tousley Ford
Town & Country Chrysler Jeep, Inc.                                        DE
Toyota Cerritos Limited Partnership                                       GA
Triangle Corporation                                                      DE
Tripperoo Wings, Inc.                                                     FL
T-West Sales & Service, Inc.                                              NV                Desert Toyota
Valencia Dodge                                                            CA                Valencia BMW
                                                                                            Valencia Chrysler Jeep
                                                                                            Valencia Dodge

Valencia Lincoln-Mercury, Inc.                                            DE                Magic Lincoln-Mercury (Valencia)
Valley Chevrolet, Inc.                                                    MD                Fox Chevrolet of Timonium
Vanderbeek Motors, Inc.                                                   CA                Roseville BMW; Roseville Mazda
                                                                                            Subaru

Vanderbeek Olds/GMC Truck, Inc.                                           CA                Roseville Olds/GMC Truck
Village Motors, LLC                                                       DE                Libertyville Toyota
Vince Wiese Chevrolet, Inc.                                               DE                Valencia Chevrolet
W.O. Bankston Enterprises, Inc.                                           DE
W.O. Bankston Lincoln-Mercury, Inc.                                       DE                Bankston Lincoln-Mercury
W.O. Bankston Nissan, Inc.                                                TX                Bankston Nissan of Dallas
W.O. Bankston Paint & Body, Inc.                                          TX
Wallace Dodge, LLC                                                        DE                Maroone Dodge of Delray
Wallace Ford, LLC                                                         DE                Maroone Ford of Delray
Wallace Imports, Inc.                                                     FL
Wallace Lincoln-Mercury, LLC                                              DE                Maroone Lincoln-Mercury of North
                                                                                            Palm

Wallace Nissan, LLC                                                       DE                Maroone Nissan of Delray
Webb Automotive Group, Inc.                                               CA
West Colton Cars, Inc.                                                    CA                Redlands Ford
West Side Motors, Inc.                                                    TN                West Side Honda
Westgate Chevrolet, Inc.                                                  TX                Westgate Chevrolet
Westmont A. Imports, Inc.                                                 DE                Laurel Audi of Westmont
Westmont B. Imports, Inc.                                                 DE                Laurel BMW of Westmont
Westmont M. Imports, Inc.                                                 DE                Laurel Motors
Woody Capital Investment Company II                                       CO
Woody Capital Investment Company III                                      CO
Working Man's Credit Plan, Inc.                                           TX
World Wide Warranty Co.                                                   FL
York Enterprises South, Inc.                                              CA                Huntington Beach Ford


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